Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

                             The Montgomery Funds II

                    Supplement dated December 31, 2002 to the
                               Prospectuses of the
                        Montgomery Global Long-Short Fund
                             dated October 31, 2002

In the third quarter of 2002, the Board of Trustees of the Montgomery Global Long-Short Fund (the "Fund") and the Fund's shareholders voted to approve changes to the name, management, benchmark, and investment process of the Fund. By this supplement, shareholders are being given the requisite notice of the upcoming implementation of those changes.

On or about February 1, 2003, it is expected that the following changes will become effective:

o   The Fund will be renamed the Montgomery Partners Long-Short Equity Plus
    Fund.
o   The Fund's investment universe will be narrowed from global to U.S. only.
o   The Fund's new benchmark will be the S&P 500 Index.
o The Fund will implement a new investment process which combines positions in S&P 500 Index instruments such as index swaps and futures with a primarily market-neutral exposure in individual long and short positions in U.S. equity securities.
o The Fund will be sub-advised by SSI Investment Management, Inc. ("SSI"), an adviser specializing in managing long-short portfolios.

When these changes become effective, the Fund will be reopened to new investments. Currently, the Fund is not accepting purchase orders from existing or new shareholders.

Montgomery Asset Management, LLC ("MAM"), the Fund's current investment adviser, has agreed to sell certain parts of MAM's advisory business. Accordingly, the Board of Trustees of the Fund has preliminarily determined that Gartmore Mutual Fund Capital Trust, a member of Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, or one of its advisory affiliates ("Gartmore"), will assume management responsibility for the Fund from MAM. The transition from MAM to Gartmore is subject to a number of contingencies, further approvals and further due diligence by Gartmore. This transition, if it occurs, is not expected to affect the Fund's sub-advisory relationship with SSI. Gartmore is an experienced investment adviser and, together with its affiliated advisers, collectively manages approximately $72 billion in institutional and mutual fund assets.